IRA Ideal!

DEFINED ASSET FUNDS

SELECT GROWTH PORTFOLIO
1999 Series A

A Disciplined Approach to Growth Stock Investing

[logo] Merrill Lynch

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SELECT GROWTH PORTFOLIO

Deciding which investments may support your long-term investment objectives at a level of risk that is acceptable to you can be difficult. This is particularly true if you're interested in incorporating aggressive growth stocks into your portfolio. While many mutual funds and money managers follow a "growth stock" investment style, there is no generally accepted definition of a growth stock and no easy way to select them. That's why we've developed the Select Growth Portfolio. It's designed to provide definition and discipline to aggressive growth stock investing.

How The Portfolio Was Selected

A quantitative selection model was developed by O'Shaughnessy Capital Management, Inc., a registered investment advisor (the Portfolio Consultant). This model was used to screen a universe of over 5,000 stocks and identify growth stocks believed to be reasonably priced with an attractive growth potential.

Here's How It Worked:

First, growth was defined by selecting stocks with consensus estimated earnings per share growth of 20% for the next year. Then, to give a longer-term view and to avoid short-term run ups, the Portfolio Consultant screened for a 20% estimated consensus earnings per share growth for the next three to five years.

Second, value was considered by selecting growth stocks with Price to Earnings Ratios not exceeding their estimated three to five year earnings growth rates. This was to remove expensive stocks.

Third, relative strength was determined by separating out stocks with strong price performance over the prior six months.

Fourth, the Portfolio Consultant weeded out the smaller companies with market capitalization below $750 million.

Finally, the 10 stocks considered most attractive were selected by the Sponsors.

The securities will be selected and held without regard to any buy or sell recommendations of any of the Sponsors.

Investor Profile




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This Portfolio is designed for investors whose primary objective is long-term growth. The investor should have the willingness and ability to withstand extreme price volatility from aggressive growth stocks for the potential of greater rewards over time. Investors are encouraged to follow the Strategy for at least three to five years.

Past Performance of Prior Select Growth Portfolios

Past performance is no guarantee of future results.

                     Series From Inception Through 12/31/98
                          (including annual rollovers)
                    -----------------------------------------
                    Inception                         Return
                     2/14/95        Series A          20.13%
                     6/06/95        Series B          18.08
                     8/01/95        Series C          -4.07
                    11/01/95        Series D           6.07

                       Most Recently Completed Portfolio
                     Period                           Return
                 2/10/97-3/13/98    Series A          33.77%
                 5/12/97-6/19/98    Series B          32.10
                 8/18/97-9/18/98    Series C         -23.74
               11/17/97-12/18/98    Series D         -28.98

The chart above shows average annual total returns which represent price changes plus dividends reinvested, divided by the initial public offering price, and reflect maximum sales charges and expenses. Returns for Series From Inception differ from Most Recently Completed Portfolio because the former figures reflect a reduced sales charge on annual rollovers and different performance periods.

Defined Asset Funds -- Time in the Market

We believe that the disciplined strategy of buying and holding securities with a long-term view can help meet your investment needs. For income, for growth, or




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for total return, time in the market can be an effective strategy for growing your portfolio. This philosophy is the cornerstone of Defined Asset Funds.

The Strategy

The Select Growth Portfolio is based on the Strategy of buying ten screened growth stocks and holding them for about a year. At the end of the year, we expect to select a new Portfolio through reapplication of the Strategy. You can reinvest in the next Portfolio, if available, at a reduced sales charge, or you can redeem your investment.

This is a one-year investment but, like all equity investing, a longer-term view is appropriate. To reduce the effect of short-term volatility, we recommend following the Strategy for at least three to five years for potentially more consistent results.

Portfolio Defined

This pre-selected Portfolio will remain relatively fixed throughout its one-year life. You will always know how your dollars are invested.

Convenience Defined

There's no need for multiple security purchases. Defined Asset Funds offers diversification among ten stocks, with one easy price to track -- quoted weekly in Barron's.

No Sell Decisions

The Portfolio will follow a disciplined strategy of buying and holding for about one year. You may also have the option of reinvesting after a year, at a reduced sales charge, to continue with the Strategy.

Exchange Option

You can exchange units of these funds for units of certain other Defined Asset Funds. You may also exchange into these funds from certain other funds at a reduced sales charge.

Purchase Option

Investments start at about $250 with sales charge discounts available for purchases of $50,000 or more.




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The Portfolio

(1)      American Eagle Outfitters, Inc.  (AEOS)
Specialty retailer of men's and women's casual apparel, footwear, outerwear and accessories including dungarees, khakis, and T-shirts. The company operates approximately 380 retail stores throughout the U.S.

(2)      American Power Conservation Corporation (APCC)
Designs, develops, manufactures, and markets uninterruptible power supply products with its subsidiaries. Products include electrical surge protection devices, power conditioning products and associated software.

(3)      Autodesk, Inc.(1) (ADSK)
Supplies PC software and multimedia tools that are sold worldwide. The company's products are used by industries and in the home for architectural and mechanical design, spatial data management, mapping, animation and visualization applications.

(4)      Biogen, Incorporated (BGEN)
Develops, manufactures and markets drugs for human health care. The company focuses on developmental biology and gene therapy and sells a treatment for relapsing forms of multiple sclerosis.

(5)      CDW Computer Centers, Inc. (CDWC)
Markets brand name microcomputer products including hardware and peripherals, software, networking products and accessories.

(6)      Chiron Corporation (CHIR)
An international biopharmaceutical company which discovers, develops, and markets drugs used for a variety of disorders, such as AIDS, cancers and cardiovascular diseases.

(7)      Papa John's International, Inc.  (PZZA)
Operates and franchises pizza delivery and carry-out restaurants under the "Papa John's" trademark. The company operates 1,530 restaurants in 41 states and the District of Columbia.

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     * Only this stock currently pays dividends; the current annual dividend per share is $0.24 based in the latest quarterly declaration. There can be no assurance that future dividend payments, if any, will be maintained in an amount equal to this dividend.




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(8)      QUALCOMM, Inc.  (QCOM)
Develops, manufactures, markets, licenses and operates communications systems and products based on its proprietary digital wireless technologies.

(9)      Sanmina Corporation (SANM)
Provides electronic contract manufacturing services to a diversified base of original equipment manufacturers. These services include the manufacturing of complex printed circuit board assemblies, multi-layered printed circuit boards and custom cable and wire harness assemblies as well as the testing and assembly of electronic sub-systems and systems.

(10)     Sylvan Learning Systems, Inc.  (SLVN)
Provides educational services to families, school and industries. Delivers computer-based testing for academic admissions and professional certification programs. Sylvan also provides instructional services to students, educational and professional development services under contract to school systems.

Defining Your Risks

Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

o The Portfolio consists of aggressive growth stocks which are subject to extreme price volatility. Therefore, the Portfolio should be considered speculative and not a complete equity investment program.

o The Portfolio is designed for investors who can assume the risks associated with speculative equity investments. It is not appropriate for those seeking capital preservation or high current income

o The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile

o The model and the Portfolio Consultant have a limited track record. Since February 1995, when the first Portfolio was offered, the model has generally underperformed the S&P 500 Index and other equity indices.

o It is unlikely that the Portfolio will change over its one-year life, even if the stock market decreases in value or there are adverse developments affecting the stocks held.

Tax Reporting





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The proceeds received when you sell this investment will reflect the deduction of the deferred sales charge and, after the initial offering period, the charge for organization costs.

In addition, the annual statement and the relevant tax reporting forms you receive at year-end will be based on the amount paid to you, net of the deferred sales charge and the charge for organization costs, after the initial offering period. Accordingly, you should not increase the tax basis in your units by these charges.

Generally, dividends and any gains will be subject to tax each year, whether or not reinvested. Capital gains, if any, on assets held over a year will be taxed up to the maximum federal tax rate of 20% for individuals. However, on rollovers of future Portfolios, if available, investors will defer recognition of gains and losses for federal tax purposes on stocks that are transferred to the new Portfolio. Please consult your tax advisor concerning state and local taxation.

Defining Your Costs

First-time investors pay an initial sales charge of about 1% when they buy. In addition, all investors pay a deferred sales charge of $17.50 per 1,000 units, about 1.75%, deducted over the last ten months of the Portfolio.

                                         As a % of Public            Amount Per
                                          Offering Price             1,000 Units
-------------------------------------------------------------------------------
Initial Sales Charge                           1.00%                   $10.00
Deferred Sales Charge                          1.75%                   $17.50
Maximum Sales Charge                           2.75%                   $27.50
Estimated Annual Operating
Expenses (as a % of net assets)               0.178%                   $1.76
Estimated Organization Costs                                           $2.74
-------------------------------------------------------------------------------

If you sell your units before termination, the remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities from the proceeds your receive. If you roll over to a successor Portfolio, if available, the initial charge will be waived. You will only pay the deferred sales charge.

Volume Purchase Documents



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For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

                  Amount                       Total Sales Charge as a %
                 Purchased                      of Public Offering Price
          --------------------------------------------------------------
          Less than $50,000                              2.75%
          $50,000 to $99,999                             2.50%
          $100,000 to $249,999                           2.00%
          $250,000 ro $999,999                           1.75%
          $1,000,000 or more                             1.00%
          --------------------------------------------------------------


Select Now!

You can get started today with the Select Growth Portfolio for about $250. Call your financial professional for a free prospectus containing more complete information, including all sales charges, expenses and risks. Please read it carefully before you invest or send money.

DEFINED ASSET FUNDS
Buy With Knowledge o Hold With Confidence

EQUITY INVESTOR FUNDS

Other Select Series
Select Ten Portfolio (DJIA)
United Kingdom Portfolio (Financial Times Index)
Select S&P Industrial Portfolio
Select S&P Industry Turnaround Portfolio
Select Standard & Poor's Intrinsic Value Portfolio

Concept Series
Health Care Trust (Pharmaceutical & Biotechnology Portfolio)
Premier American Portfolio
Premier World Portfolio
Real Estate Income Fund
Tele-Global Trust
Utility Portfolio




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Index Series
S&P 500 Trust
S&P MidCap Trust

FIXED-INCOME FUNDS
Corporate Funds
Government Funds
Municipal Trusts

[logo] Printed on Recycled Paper                                    11591BR-2/99

[copyright symbol] 1999 Merrill Lynch, Pierce, Fenner & Smith Incorporated. Member SIPC.





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